Exhibit 99.31

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937

J.P. Morgan Acceptance Corporation II
383 Madison Avenue, 8th Floor
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2018-LTV1, Mortgage Pass-Through Certificates, Series 2018-LTV1.

The information set forth on the Statistical Loan File (as defined below) is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 11, 2018, representatives of the Company provided us a mortgage loan listing with respect to 742 mortgage loans (the “Mortgage Loan Listing”).  At your instruction, we randomly selected 155 mortgage loans that are on the Mortgage Loan Listing (the “Sample Loans”).

Further, on October 18, 2018, at the instruction of the Company, we accessed the “Company Website” (https://fts3.mfts.jpmchase.com) and obtained a computer generated mortgage loan data file and related record layout containing data with respect to each of the 742 mortgage loans identified in the Mortgage Loan Listing (the “Statistical Loan File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1. Loan number (for control purposes only)
2. Origination date
3. Loan type (fixed or adjustable)
4. Balloon indicator (yes/no)
5. Negative amortization indicator (yes/no)
6. Original principal balance
7. Interest rate
8. Monthly P&I payment*
9. First payment date
10. Original term to maturity
11. Property city
12. Property state
13. Property zip code
14. Prepayment penalty term (if applicable)
15. Interest only term (if applicable)
16. Occupancy status
17. Self-employment flag
18. Property type
19. Appraisal report date

20. Appraised value
21. Loan purpose
22. Sales price (if applicable)
23. Borrower Score 1
24. Borrower Score 2 (if applicable)
25. Borrower Score 3 (if applicable)
26. Co-Borrower Score 1 (if applicable)
27. Co-Borrower Score 2 (if applicable)
28. Co-Borrower Score 3 (if applicable)
29. Current qualifying credit score
30. Lien position
31. Junior lien balance (if applicable)
32. Primary mortgage insurance company (if applicable)
33. Primary mortgage insurance level (if applicable)
34. Original loan-to-value ratio
35. Combined loan-to-value ratio
36. Pledged collateral amount (if applicable)
37. Modification indicator (yes or no)
38. Modification date**

  * For non-interest only loans only
** For modified loans only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristics 3. through 13. to the Note or the “Modification Agreement” (if applicable); Characteristic 14. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 15. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 16. and 17. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 18. through 20. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase,” “other-than-first-time home purchase” or “construction to permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 22. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first time home purchase” or “other-than-first-time home purchase” to the Settlement Statement;  Characteristics 23. through 28. to the “Credit Report”; Characteristic 29. to a query that we obtained from the Company Website on October 29, 2018 (the “Current Qualifying Credit Score Query”); Characteristics 30. and 31. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 32. and 33. to the Uniform Underwriting and Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 36. to the “Pledged Collateral Agreement”; and Characteristics 37. and 38. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 21., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, for Sample Loans not originated by United Shore Financial Services (“United Shore”) or Stonegate Mortgage Corporation (“Stonegate”) (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.  For Sample Loans originated by United Shore or Stonegate (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the lesser of (i) $5,000 or (ii) 1% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 34., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 35., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as determined from the Application), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 8., differences of $0.01 or less are deemed to be “in agreement;”

•
with respect to Characteristic 18., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•
with respect to Characteristic 18., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be a “single family detached (non-PUD)” property;

•
with respect to Characteristics 18., 19. and 20. and for the recalculations of Characteristics 34. and 35., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the Appraisal Report with the most recent appraisal date, except for those Sample Loans where each such Appraisal Report indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•
with respect to Characteristic 20. and for recalculations of Characteristics 34. and 35., for those Sample Loans not originated by Broker Solutions, Inc. (“Broker Solutions”), United Shore or Stonegate (as set forth on the Statistical Loan File), for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within six months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•
with respect to Characteristic 21., a loan purpose indicated on the Statistical Loan File as (i)  “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are deemed to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 31., differences of $100 or less are deemed to be “in agreement;”

•
with respect to Characteristic 34., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%.  Further, for Sample Loans originated by Broker Solutions, United Shore or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the original loan-to-value ratio; and

•
with respect to Characteristic 35., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.  Further, for Sample Loans originated by Broker Solutions, United Shore  or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the combined loan-to-value ratio.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 6, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Five differences in origination date.
2	One difference in self-employment flag.
3	Seven differences in appraisal report date.
4	Four differences in loan purpose.
5	Five differences in sales price.
6	Five differences in Borrower Score 1.
7	Five differences in Borrower Score 2.
8	Six differences in Borrower Score 3.
9	One difference in Co-Borrower Score 1.
10	One difference in Co-Borrower Score 2.
11	Two differences in Co-Borrower Score 3.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 6, 2018

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	300924261	Origination date	Not provided	9/10/2018
1	300924263	Origination date	Not provided	9/10/2018
1	300924264	Origination date	Not provided	9/14/2018
1	300924271	Origination date	Not provided	9/4/2018
1	300924276	Origination date	Not provided	9/20/2018
2	300815882	Self-employment flag	No	Yes
3	300846519	Appraisal report date	6/24/2018	6/27/2018
3	300863708	Appraisal report date	4/26/2018	4/12/2018
3	300924261	Appraisal report date	Not provided	8/25/2018
3	300924263	Appraisal report date	Not provided	8/29/2018
3	300924264	Appraisal report date	Not provided	8/23/2018
3	300924271	Appraisal report date	Not provided	8/14/2018
3	300924276	Appraisal report date	Not provided	6/24/2018
4	300822482	Loan purpose	Other-than-first time Home Purchase	First Time Home Purchase
4	300845851	Loan purpose	Other-than-first time Home Purchase	First Time Home Purchase
4	300845966	Loan purpose	Other-than-first time Home Purchase	First Time Home Purchase
4	300846519	Loan purpose	First Time Home Purchase	Other-than-first time Home Purchase
5	300924261	Sales price	Not provided	$749,000.00
5	300924263	Sales price	Not provided	$647,500.00
5	300924264	Sales price	Not provided	$779,000.00
5	300924271	Sales price	Not provided	$830,000.00
5	300924276	Sales price	Not provided	$787,189.00
6	300924261	Borrower Score 1	Not provided	806
6	300924263	Borrower Score 1	Not provided	777
6	300924264	Borrower Score 1	Not provided	763
6	300924271	Borrower Score 1	Not provided	757
6	300924276	Borrower Score 1	Not provided	802
7	300924261	Borrower Score 2	Not provided	758
7	300924263	Borrower Score 2	Not provided	788
7	300924264	Borrower Score 2	Not provided	748
7	300924271	Borrower Score 2	Not provided	746
7	300924276	Borrower Score 2	Not provided	788
8	300845851	Borrower Score 3	736	739
8	300924261	Borrower Score 3	Not provided	768
8	300924263	Borrower Score 3	Not provided	811
8	300924264	Borrower Score 3	Not provided	748
8	300924271	Borrower Score 3	Not provided	709
8	300924276	Borrower Score 3	Not provided	778
9	300924263	Co-Borrower Score 1	Not provided	794
10	300924263	Co-Borrower Score 2	Not provided	766
11	300863693	Co-Borrower Score 3	734	738
11	300924263	Co-Borrower Score 3	Not provided	777